Exhibit 21.1

Apache Corporation (a Delaware corporation)
Listing of Subsidiaries as of February 28, 2007

Exact Name of Subsidiary and Name	Jurisdiction of
under which Subsidiary does Business	Incorporation or Organization
Apache Corporation (New Jersey)	New Jersey
Apache Delaware LLC	Delaware
Apache Delaware III LLC	Delaware
Apache Delaware IV LLC	Delaware
Apache Delaware Investment LLC	Delaware
Apache Donard Corporation LDC	Cayman Islands
Apache East Ras Budran Corporation LDC	Cayman Islands
Apache Energy Limited	Western Australia
Apache Northwest Pty Ltd.	Western Australia
Apache East Spar Pty Limited	Western Australia
Apache Harriet Pty Limited	Victoria, Australia
Apache Kersail Pty Ltd	Victoria, Australia
Apache Miladin Pty Ltd	Victoria, Australia
Apache Nasmah Pty Ltd	Victoria, Australia
Apache Oil Australia Pty Limited	New South Wales, Australia
Apache Varanus Pty Limited	Queensland, Australia
Apache Finance Louisiana Corporation	Delaware
Apache Foundation	Minnesota
Apache Gathering Company	Delaware
Apache GOM Pipeline, Inc.	Delaware
Apache Golden Arrow Corporation LDC	Cayman Islands
Apache Helvellyn Corporation LDC	Cayman Islands
Apache Holdings, Inc.	Delaware
Apache Howgate Corporation LDC	Cayman Islands
Apache International LLC (formerly Apache International, Inc.)	Delaware
Apache North America, Inc.	Delaware
Apache Caribbean Holdings Corporation	St. Lucia
Apache Finance Australia Pty Limited	Australian Capital Territory
Apache Finance Pty Limited	Australian Capital Territory
Apache Australia Management Pty Limited	Victoria, Australia
Apache Australia Holdings Pty Limited	Western Australia
Apache Khalda Corporation LDC	Cayman Islands
Apache Qarun Corporation LDC	Cayman Islands
Apache Qarun Exploration Company LDC	Cayman Islands
Apache Yemen Corporation LDC	Cayman Islands
Apache Libya Corporation LDC	Cayman Islands
Apache Louisiana Holdings, LLC	Delaware
Apache Louisiana Minerals, Inc.	Delaware
Apache Midstream Enterprises, Inc.	Delaware
Apache Oil Corporation	Texas
Apache Overseas, Inc.	Delaware
Apache Abu Gharadig Corporation LDC	Cayman Islands
Apache Argentina Corporation LDC	Cayman Islands
Apache Asyout Corporation LDC	Cayman Islands
Apache Bohai Corporation LDC	Cayman Islands
Apache China Management LDC	Cayman Islands
Apache China Holdings LDC	Cayman Islands
Apache Darag Corporation LDC	Cayman Islands
Apache East Bahariya Corporation LDC	Cayman Islands
Apache El Diyur Corporation LDC	Cayman Islands

Exhibit 21.1

Apache Corporation (a Delaware corporation)
Listing of Subsidiaries as of February 28, 2007

Exact Name of Subsidiary and Name	Jurisdiction of
under which Subsidiary does Business	Incorporation or Organization
Apache Enterprises LDC	Cayman Islands
Apache Faiyum Corporation LDC	Cayman Islands
Apache FC Argentina Company LDC	Cayman Islands
Apache Madera Corporation LDC	Cayman Islands
Apache Matruh Corporation LDC	Cayman Islands
Apache Mediterranean Corporation LDC	Cayman Islands
Apache Luxembourg Holdings I S.a.r.l	Luxembourg
Apache Luxembourg Holdings II S.a.r.l.	Luxembourg
Apache Luxembourg Holdings III LDC	Cayman Islands
Apache North El Diyur Corporation LDC	Cayman Islands
Apache North Sea Holdings LDC	Cayman Islands
Apache North Sea Management LDC	Cayman Islands
Apache International Holdings LLC	Delaware
Apache International Finance S.à r.l.	Luxembourg
Apache International Holdings II LLC	Delaware
Apache North Sea Investment	England and Wales
Apache North Sea Limited	England and Wales
Apache North Tarek Corporation LDC	Cayman Islands
Apache Petrolera Argentina S.A.	Argentina
Apache Poland Holding Company	Delaware
Apache Shushan Corporation LDC	Cayman Islands
Apache South Umbarka Corporation LDC	Cayman Islands
Apache Umbarka Corporation LDC	Cayman Islands
Apache West Kalabsha Corporation LDC	Cayman Islands
Apache West Kanayis Corporation LDC	Cayman Islands
Apache Permian Basin Corporation	Delaware
Apache Permian Basin Investment LLC	Delaware
Apache Perseverance Corporation LDC	Cayman Islands
Apache Ravensworth Corporation LDC	Cayman Islands
Apache Red Deer Corporation LDC	Cayman Islands
Apache Shady Lane Ranch Inc.	Wyoming
Apache Supel Corporation LDC	Cayman Islands
Apache Transfer Company	Delaware
Apache UK Limited	England and Wales
Apache Lowendal Pty Limited	Victoria, Australia
Apache West Texas Acquisition Corporation	Delaware
Texas and New Mexico Exploration LLC	Delaware
Apache West Texas Holdings, Inc.	Delaware
Apache West Texas Investment LLC	Delaware
Burns Manufacturing Company	Minnesota
Clear Creek Hunting Preserve, Inc.	Wyoming
Cottonwood Aviation, Inc. (formerly Apache Aviation, Inc.)	Delaware
DEK Energy Company	Delaware
DEK Energy Texas, Inc.	Delaware
Apache Finance Canada Corporation	Nova Scotia, Canada
Apache Canada Management Ltd	Alberta, Canada
Apache Canada Holdings Ltd	Alberta, Canada
Apache Canada Management II Ltd	Alberta, Canada
Apache Finance Canada II Corporation	Nova Scotia, Canada

Exhibit 21.1

Apache Corporation (a Delaware corporation)
Listing of Subsidiaries as of February 28, 2007

Exact Name of Subsidiary and Name	Jurisdiction of
under which Subsidiary does Business	Incorporation or Organization
Apache Canada Ltd.	Alberta, Canada
Apache Canada Argentina Holdings ULC	Alberta, Canada
Apache Austria Investment LDC	Cayman Islands
Apache Canada Argentina Investment ULC	Alberta, Canada
Apache Natural Resources Petrolera Argentina S.R.L.	Argentina
TDF Oil and Gas Company LDC	Cayman Islands
Petrolera TDF Company S.R.L.	Argentina
TDF U.S. Petroleum LLC	Delaware
TDF O&G Company LDC	Cayman Islands
LF Oil and Gas Company LDC	Cayman Islands
Petrolera LF Company S.R.L.	Argentina
LF U.S. Petroleum LLC	Delaware
LF O&G Company LDC	Cayman Islands
Neuquen Oil and Gas Company LDC	Cayman Islands
Apache Energía Argentina S.R.L.	Argentina
PNRA U.S. Petroleum LLC	Delaware
Neuquen O&G Company LDC	Cayman Islands
Apache Austria Finance GmbH	Austria
Apache Austria Holding GmbH	Austria
Apache Canada Properties Ltd.	Alberta, Canada
Apache FC Capital Canada Inc.	Alberta, Canada
Apache FC Canada Enterprises Inc.	Alberta, Canada
DEPCO, Inc.	Texas
Heinold Holdings, Inc.	Delaware
GOM Operating Company	Delaware
GOM Shelf, LLC	Delaware
LeaCo New Mexico Exploration and Production LLC	Delaware
Nagasco, Inc.	Delaware
Apache Crude Oil Marketing, Inc.	Delaware
Apache Marketing, Inc.	Delaware
Apache Transmission Corporation — Texas	Texas
Nagasco Marketing, Inc.	Delaware
Nile Weavers, Inc.	Delaware
Phoenix Exploration Resources, Ltd.	Delaware
TEI Arctic Petroleum (1984) Ltd.	Alberta, Canada
Texas International Company	Delaware

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